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                                                                    Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated December 29, 1997, except for Note 14, paragraph 3 which is as of February 17, 1998, appearing on page 30 of SyQuest Technology Inc.'s Annual Report on Form 10-K, Amendment No. 1 for the year ended September 30, 1997. We also consent to the reference under the heading "Experts" in such Prospectus.


/s/ PRICE WATERHOUSE LLP
San Jose, California
February 24, 1998